UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):   October 12, 2004



                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     000-50052                 06-1393745
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



1751 Lake Cook Road, 6th Floor; Deerfield, Illinois                60015
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    (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:   (847) 444-3200



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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

      On October 12, 2004, Cosi, Inc. issued a press release announcing its revenues and sales for the quarter ended September 27, 2004. The press release is attached hereto as Exhibit 99.1.


Item 9.01 (c).    Exhibits.

      99.1    Press Release of Cosi, Inc., dated October 12, 2004.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  October 13, 2004



                                            /s/ Kevin Armstrong
                                         ---------------------------------------
                                         Name:  Kevin Armstrong
                                         Title: Chief Executive Officer and
                                                President

                                  EXHIBIT INDEX




                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
-----------     ----------------------------------------------    --------------
   99.1         Press Release of Cosi, Inc., dated October 12,           E
                2004.